Offerings - Offering: 1	Jun. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,630,290.20
Fee Rate	0.01381%
Amount of Registration Fee	$ 777.54
Offering Note	The Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest (the "Shares") of Golub Capital Private Income Fund S (the "Fund"), based upon the net asset value per share as of March 31, 2026, of $24.10. This amount is based upon the offer to purchase up to 233,622 Shares, par value $0.01 per share, of the Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.